SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         August 15, 2003
                                                --------------------------------

                             EarthShell Corporation
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               (Exact name of registrant as specified in charter)

           Delaware                    333-13287                 77-0322379
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  (State or other jurisdiction of     (Commission            (IRS employer
        incorporation)                file number)         identification no.)

800 Miramonte Drive
Santa Barbara, California 93109                                   93109
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code           (805) 897-2248
                                                  ------------------------------

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          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 15, 2003 EarthShell Corporation issued a press release discussing its results of operations and financial condition for the second quarter ended June 30, 2003 and scheduling a stockholder call to discuss progress.

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

         The information in this Current Report, including Exhibit 99 hereto, is being furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2003

                         EARTHSHELL CORPORATION

                         By: /s/ D. Scott Houston
                             ------------------------------------------
                              Name:    D. Scott Houston
                              Title:   Chief Financial Officer


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

EXHIBIT INDEX

  EXHIBIT NUMBER AND
     PAGE NUMBER                  DESCRIPTION                  METHOD OF FILING
--------------------  -------------------------------------    ----------------
         99           Press Release issued August 15, 2003          Filed
                       relating to Registrant's Earnings        electronically
                         Release for the second quarter            herewith
                      ended June 30, 2003 and scheduling a
                      stockholder call to discuss progress.


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